UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 4, 2010

KIT digital, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

205 Hudson Street, Suite 802
New York, New York		10013
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)).

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

March 4, 2010

Item 1.01.	Entry into a Material Definitive Agreement.

On February 12, 2010, the U.S. Securities and Exchange Commission (the “Commission”) declared effective the registration statement on Form S-3 (File No. 333-164655) of KIT digital, Inc. (the “Company”) filed on February 3, 2010, with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock at an aggregate offering price not to exceed $100,000,000.

On March 4, 2010, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC acting as the underwriter, for the sale by the Company to the public of 1,541,624 shares of its common stock (the “Offering”), par value $0.0001 per share (the “Underwritten Shares”).  The Underwritten Shares are being sold to the public at a price of $9.73 per share.  The Offering is scheduled to close on or about March 9, 2010, subject to customary closing conditions.  The Company has granted the underwriters a 30-day over-allotment option to purchase an additional 231,244 shares of its common stock on the same terms as the Underwritten Shares (together with the Underwritten Shares, the “Shares”).

The Offering is being made pursuant to the Registration Statement and the prospectus included in the Registration Statement, as supplemented by the prospectus supplement, dated March 4, 2010  relating to the Shares and filed with the Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, on March 4, 2010.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Shares.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 1.01.  A copy of the opinion of Greenberg Traurig, LLP, as Company counsel, relating to the legality of the issuance and sale of the Shares in the Offering is attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

1.1	Underwriting Agreement dated March 4, 2010.

5.1	Opinion of Greenberg Traurig, LLP.

23.1	Consent of Greenberg Traurig, LLP (contained in legal opinion filed herewith as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT digital, Inc.

Date: March 4, 2010	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer